UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2025

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Net Asset Value

In accordance with Nuveen Churchill Private Capital Income Fund’s (the “Fund”) valuation policy, the Fund intends to sell its shares on the first business day of each month at an offering price that it believes reflects the net asset value (“NAV”) per share at the end of the preceding month. The table below sets forth the public offering prices for the Fund’s Class I, Class S, and Class D shares of beneficial interest, which was approximately equal to their respective NAV per share.

NAV as of March 31, 2025
Class I shares	$24.64
Class S shares	$24.58
Class D shares	$24.63

As of March 31, 2025, the Fund’s aggregate NAV was approximately $910.1 million, the fair value of its investment portfolio was $1.8 billion, and it had $943.0 million in secured borrowings outstanding.

As of March 31, 2025, the Fund's Class I, Class S, and Class D shares of beneficial interest generated the following returns:

	Inception date	1-Month	3-Month	Year to Date	1-Year	Since Inception
Class I Shares	March 30, 2022	0.57%	1.79%	1.79%	10.34%	11.19%
Class S Shares	October 2, 2023	0.50%	1.58%	1.58%	9.34%	10.41%
Class D Shares	October 2, 2023	0.55%	1.73%	1.73%	10.05%	11.24%

Distributions

On April 26, 2025, the Fund’s board of trustees (the “Board”) declared regular distributions for each class of its shares of beneficial interests in the amounts per share set forth below. The regular distributions are payable to shareholders of record as of April 30, 2025 and the payment date is on or about May 29, 2025.

	Gross Regular Distributions	Shareholder Servicing Fee	Net Total Distributions
Class I shares	$0.200	$—	$0.200
Class S shares	$0.200	$0.017	$0.183
Class D shares	$0.200	$0.005	$0.195

Portfolio Update

As of March 31, 2025, the Fund had debt investments and equity investments in 288 portfolio companies with an aggregate of $1.8 billion (at cost) in investments and an average position size of 0.35%.1 As of March 31, 2025, the Fund’s investments consisted of 92.74% first-lien debt investments, 2.92% second-lien debt investments, 3.21% mezzanine debt investments, and 1.13% equity investments (at fair value). As of March 31, 2025, on a fair value basis, 94.48% of the Fund’s debt investments bear interest at a floating rate and 5.52% of the Fund’s debt investments bear a fixed rate. As of March 31, 2025, the weighted average yield on the debt and income producing investments at fair value was 9.51%.2

As of March 31, 2025, our portfolio companies had a weighted average reported EBITDA (including all private debt investments and excluding quoted assets) of $85.1 million. Including all quoted assets as of March 31, 2025, our portfolio companies had a weighted average reported EBITDA of $217.3 million. EBITDA amounts are derived from the most recently available portfolio company financial statements and are weighted based on the fair market value of each respective investment as of its most recent valuation. As of March 31, 2025, our portfolio companies had a weighted average loan-to-value of 40.49%.3

1 Average position size is calculated as a percentage of the total fair value of the Fund's investment portfolio.
2 The weighted average yield of the Fund's debt and income producing securities is not the same as a return on investment for the Fund's shareholders, but rather relates to the Fund's investment portfolio and is calculated before the payment of all of the Fund's and its subsidiary’s fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount, but excluding investments on non-accrual status. Weighted average yield inclusive of debt and income producing investments on non-accrual status at fair value was 9.44%. There can be no assurance that the weighted average yield will remain at its current level.
3 Weighted average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available financial information. Includes all private debt investments for which fair value is determined by Churchill PCIF Advisor LLC (the "Adviser"), in its capacity as the Board's valuation designee (the “Valuation Designee”), and excludes quoted assets, as well as investments that the Adviser has assigned an internal risk rating of 8 or higher, investments on non-accrual, and portfolio companies with net leverage of 15x or greater. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by the Fund, and may reflect a normalized or adjusted amount. Accordingly, the Fund makes no representation or warranty in respect of this information.

The industry composition of the Fund’s portfolio as a percentage of fair value as of March 31, 2025 was as follows:

Industry	March 31, 2025
Aerospace & Defense	1.83%
Automotive	1.62%
Banking, Finance, Insurance, Real Estate	4.41%
Beverage, Food & Tobacco	4.57%
Capital Equipment	7.72%
Chemicals, Plastics & Rubber	2.36%
Construction & Building	7.83%
Consumer Goods: Durable	1.56%
Consumer Goods: Non-durable	3.28%
Containers, Packaging & Glass	1.05%
Energy: Electricity	1.74%
Energy: Oil & Gas	0.58%
Environmental Industries	3.88%
Healthcare & Pharmaceuticals	14.27%
High Tech Industries	7.98%
Hotel, Gaming & Leisure	0.35%
Media: Advertising, Printing & Publishing	0.93%
Media: Broadcasting & Subscription	0.29%
Media: Diversified & Production	0.29%
Metals & Mining	0.14%
Retail	0.15%
Services: Business	16.20%
Services: Consumer	5.54%
Sovereign & Public Finance	0.50%
Telecommunications	2.32%
Transportation: Cargo	1.89%
Transportation: Consumer	1.03%
Utilities: Electric	2.61%
Utilities: Water	0.56%
Wholesale	2.52%
Total	100.00%

The Fund's top ten portfolio companies as of March 31, 2025 were as follows:

Portfolio Company	Industry	% of Fair Value of Investments
Matador US Buyer, LLC (Insulation Technology Group)	Energy: Electricity	1.34%
Kenco PPC Buyer LLC	Transportation: Cargo	1.20%
Ovation Holdings, Inc.	Capital Equipment	1.15%
Trilon Group, LLC	Services: Business	1.10%
PAG Holding Corp. (Precision Aviation Group)	Aerospace & Defense	1.08%
Motion & Control Enterprises LLC	Capital Equipment	1.08%
VMG Holdings LLC (VMG Health)	Healthcare & Pharmaceuticals	1.08%
Impact Parent Corporation (Impact Environmental Group)	Environmental Industries	1.07%
ISG Enterprises, LLC (Industrial Service Group)	Wholesale	1.05%
Olympus US Bidco LLC (Phaidon International)	Services: Business	1.04%

Past performance is not necessarily indicative of future performance, and there can be no assurance that the Fund will achieve comparable investment results, or that any targeted returns will be met.

The information presented above is based on the determination of the "Valuation Designee as of March 31, 2025. The valuation process is subject to the review and oversight by the Board to determine that the Valuation Designee selected and consistently applied the appropriate valuation methodologies in connection with the Valuation Designee's determination of the fair value of the Fund's portfolio securities. Consequently, the data set forth in the Fund’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 may differ from this information, and any such differences may be material. In addition, the information presented above does not include all of the information regarding our financial condition and results of operations that may be important to investors. As a result, investors are cautioned not to place undue reliance on the information presented above. Neither PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed procedures with respect to the financial data contained herein. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: April 29, 2025	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President